UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 1, 2008 (April 22, 2008)

Commission File Number 000-25375

VIGNETTE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	74-2769415
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1301 South MoPac Expressway

Austin, Texas 78746

(Address of Principal Executive Offices, Including Zip Code)

(512) 741-4300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 – Completion of acquisition or disposition of assets

Vignette Corporation (the “Company”), reported in a Current Report on Form 8-K on April 28, 2008 (the “Initial 8-K”) the completion of its acquisition of all of the issued and outstanding stock of MicroNets, Inc. (d/b/a “Vidavee”).

This Amendment No. 1 on Form 8-K/A is being filed to amend the Initial 8-K to include the financial statements and pro forma financial information referred to in Item 9.01 (a) and (b) below. At the time of the filing of the Initial 8-K, it was impractical for the Company to provide these financial statements and pro forma financial information. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial 8-K to include the previously omitted information.

Item 9.01 – Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of MicroNets, Inc. as of and for the year ended December 31, 2007 and the unaudited financial statements of MicroNets, Inc. as of March 31, 2008 and for the three months ended March 31, 2008 and 2007, are filed with this report as Exhibit 99.1 and incorporated in their entirety into the Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2007 and for the three months ended March 31, 2008, are filed with this report as Exhibit 99.2 and incorporated in their entirety into this Item 9.01(b) by reference. The pro forma consolidated financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the Company’s acquisition of certain assets from MicroNets, Inc. on the financial position and results of operations of the Company and is presented for information purposes only. The pro forma consolidated financial information should not be construed to be indicative of the Company’s future results of operations or financial position.

(d)	Exhibits

99.1	The audited financial statements of MicroNets, Inc. as of and for the year ended December 31, 2007 and the unaudited interim financial statements of MicroNets, Inc. as of March 31, 2008 and for the three months ended March 31, 2008 and 2007.

99.2	The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2007 and for the three months ended March 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGNETTE CORPORATION

Dated: July 1, 2008	By:	/s/ T. Patrick Kelly
T. Patrick Kelly
Chief Financial Officer

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